Retirement Cornerstone® Series 19

A combination variable and fixed individual and group flexible premium deferred annuity contract

Issued through: Equitable America Variable Account No. 70A and Separate Account No. 70

Statement of Additional Information

May 1, 2023, as amended May 23, 2023

Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Retirement Cornerstone® Series Prospectus, dated May 1, 2022. That Prospectus provides detailed information concerning the contracts and the variable investment options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of the Company’s Equitable America Variable Account No. 70A and Separate Account No. 70. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions —P.O. Box 1016, Charlotte, NC 28201), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

The Company

Equitable Financial Life Insurance Company of America (“Equitable America”) is an Arizona stock life insurance corporation organized in 1969 (until 2020, known as MONY Life Insurance Company of America); Equitable Financial Life Insurance Company (“Equitable Financial”) is a New York stock life insurance corporation (until 2020, known as AXA Equitable Life Insurance Company) (collectively, Equitable America and Equitable Financial are herein referred to as the “Company”, “we”, “our” and “us”). The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

Unit Values

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Retirement Cornerstone® Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period, multiplied by (ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a	)	c
b

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to, or withdrawn from, the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)

is the daily separate account charge, times the number of calendar days in the valuation period. The daily separate account charge is made up of an operations charge, an administration charge and a distribution charge. These daily charges are at an effective annual rate of 1.30% for Series B and 1.65% for Series CP.

Custodian

The Company is the custodian for the shares of the Trusts owned by the Separate Account.

Independent Registered Public Accounting Firm

The (i) financial statements of each of the variable investment options of Equitable America Variable Account No. 70A as of December 31, 2022 and for each of the periods indicated therein and the (ii) financial statements and financial statement schedules of Equitable Financial Life Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December  31, 2022 incorporated in this SAI by reference to the filed Form N-VPFS (for Equitable America Variable Account No. 70A) and Form N-VPFS/A (for Equitable Financial Life Insurance Company of America) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Retirement Cornerstone Series 19
#261454

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company of America’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

The (i) financial statements of each of the variable investment options of Separate Account No. 70 as of December 31, 2022 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 incorporated in this SAI by reference to the filed Form  N-VPFS (for Separate Account No. 70) and Form N-VPFS/A (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

Distribution of the Contracts

Under distribution agreements between Equitable Distributors, the Company and certain of the Company’s separate accounts, the Company paid Equitable Distributors distribution fees as follows:

	2022	2021	2020

Equitable America	$41,028,502	$32,861,179	$37,110,594

Equitable Financial	$535,080,397	$589,621,128	$436,620,636

as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts. Of these amounts, for each of these three years, Equitable Distributors retained:

	2022	2021	2020

Equitable America	$6,094	$2,207,749	$6,897,915

Equitable Financial	$0	$0	$0

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company and certain of the Company’s separate accounts, the Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts:

	2022	2021	2020

Equitable America	$128,020,090	$108,766,165	$32,342,276

Equitable Financial	$628,586,635	$633,697,608	$542,543,314

Of these amounts, Equitable Advisors retained:

	2022	2021	2020

Equitable America	$53,750,680	$46,654,267	$6,005,044

Equitable Financial	$286,917,091	$282,627,531	$239,488,181

Financial Statements

The financial statements and financial statement schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

The financial statements of the Separate Account list variable investment options not currently offered under this contract.

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